PROPRIETARY AND CONFIDENTIAL Emergent BioSolutions M A Y 2 3 , 2 0 2 4 2 0 2 4 A N N U A L M E E T I N G O F S T O C K H O L D E R S

PROPRIETARY AND CONFIDENTIAL • Call to Order; Rules and Procedure • Introductions • Procedural Matters; Declaration of Quorum • Presentation of the proposals to be considered and voted on by the stockholders as set forth in the proxy statement: o Proposal 1: to elect Donald DeGoyler, Neal Fowler, and Marvin White as Class III Directors for terms expiring at the 2027 Annual Meeting of Stockholders; o Proposal 2: to ratify the appointment by the Audit & Finance Committee of Ernst & Young, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024; o Proposal 3: to hold, on an advisory basis, a vote to approve the 2023 compensation of our Named Executive Officers; and o Proposal 4: to approve an amendment to the Emergent BioSolutions amended and restated Stock Incentive Plan • Presentation: State of the Company • Report of Preliminary Voting Results • Adjournment of the Formal Meeting • General Q&A Session Agenda 2 Zsolt Harsanyi Ph.D. Chairman of the Board of Directors Joseph C. Papa President, Chief Executive Officer & Director Richard S. Lindahl Executive Vice President, Chief Financial Officer Jennifer Fox Executive Vice President, External Affairs, General Counsel, & Corporate Secretary

PROPRIETARY AND CONFIDENTIAL 3 J O S E P H PA PA P R E S I D E N T , C H I E F E X E C U T I V E O F F I C E R & D I R E C T O R State of the Company

Highlights of actions taken over the past year 4 Strengthened Portfolio • Approval and launch of over-the-counter NARCAN® Nasal Spray • New $379.6 million U.S. Dept. of Defense contract for RSDL® (Reactive Skin Decontamination Lotion) Kits • FDA approval of CYFENDUS® (formerly AV7909), a two-dose anthrax vaccine for post-exposure prophylaxis use • Awarded $75 million option to Emergent’s existing contract for the acquisition of CYFENDUS® vaccine • Awarded 10-year contract by BARDA for development, manufacturing scale-up, and procurement of Ebanga , a treatment for Ebola • Awarded procurement contract valued up to $235.8 Million to supply BioThrax® (Anthrax Vaccine Adsorbed) • Submitted supplemental Biologics License Application to FDA for ACAM2000® vaccine to include immunization against Mpox virus Improved Financial Position • Implemented actions to save ~$240 million of annualized operating expenses • Amended and extended maturity of our secured credit facility to May 2025 • Additional amendment extends runway to execute on go-forward business plan • Travel Health business divestiture – valued at up to $380 million • De-emphasized CDMO Bioservices business

A multi-year plan to stabilize, turnaround and transform 5 • Our mission is unchanged • Q1 2024 stabilization efforts and priorities: Continued focus on MCM and NARCAN® Nasal Spray as core business drivers Sharpened strategy on future growth drivers Leading with integrity through a culture of quality and compliance across our enterprise. Addressed debt repayment; improved operating performance and profitability

PROPRIETARY AND CONFIDENTIAL 6 Preliminary Voting Results

PROPRIETARY AND CONFIDENTIAL 7 Q&A 7

PROPRIETARY AND CONFIDENTIAL This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure ("MCM") products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA), Adjuvanted), BioThrax® (Anthrax Vaccine Adsorbed) and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), among others, as well as contracts related to development of medical countermeasures; the availability of government funding for our other commercialized products, including EbangaTM (ansuvimab-zykl), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)) and RSDL® (Reactive Skin Decontamination Lotion Kit); our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and acceptance of over-the- counter NARCAN® (naloxone HCl) Nasal Spray; the impact of the generic marketplace on NARCAN® (naloxone HCI) Nasal Spray and future NARCAN® sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; our ability to provide Bioservices for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of services fees from our Bioservices customers; the results of pending stockholder litigation and government investigations and their potential impact on our business; our ability to comply with the operating and financial covenants required by our senior secured credit facilities and the amended and restated credit agreement relating to such facilities, as amended from time to time, as well as our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to resolve the going concern qualification in our consolidated financial statements and otherwise successfully manage our liquidity in order to continue as a going concern; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside of the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic; the impact of the organizational changes we announced in January 2023, August 2023 and May 2024; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cyber security incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks Emergent®, BioThrax®, RSDL®, BAT®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. 8 Safe Harbor Statement/Trademarks